SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549




                            FORM 8-K



                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)   May 20, 1998


                   Northern States Power Company
     (Exact name of registrant as specified in its charter)

                          Minnesota
         (State or other jurisdiction of incorporation)

     1-3034                              41-0448030
(Commission  File  Number)     (IRS  Employer Identification No.)


414 Nicollet Mall, Mpls,MN                            55401
(Address of principal executive offices)           (Zip Code)

Registrant's  telephone  number,  including   area   code
                                                     612-330-5500

 (Former name or former address, if changed since last report)



Item 5.   Other Events

In connection with the two-for-one stock split to be effective June 1, 1998, and pursuant to Rule 416(b) under the Securities Act of 1933, the number of shares of common stock of Northern States Power Company registered by Registration Statement No.333-00415 has been increased from 3,500,000 shares to 4,624,674 shares.



Item 7.   Financial Statements and Exhibits

(c)  EXHIBITS

Exhibit
  No.          Description

   5.01 Opinion of counsel as to legality of the Common Stock offered by Registration Statement No.
               333-00415



                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Northern States Power Company
                                    (a Minnesota Corporation)



                                    By  /s/
                                       John P. Moore, Jr.
                                       Corporate Secretary


Dated: May 20, 1998



                         EXHIBIT INDEX


Method of            Exhibit
 Filing                No.            Description

 DT                   5.01            Opinion   of counsel  as to
                                      legality of the  Common
                                      Stock  offered by
                                      Registration  Statement
                                      No. 333-00415


DT = Filed electronically with this direct transmission.